UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2019

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6931 Arlington Road, Suite 200, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	LQDT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

In accordance with Regulation FD, Liquidity Services, Inc. (the “Company”) hereby furnishes the Investor Presentation the Company will present to analysts and investors on or after August 20, 2019. The slides are attached hereto as Exhibit 99.1 and will be available on the Company’s website at www.liquidityservices.com.
The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made by filing of other reports or documents with the SEC, through press releases, through the Company’s website or through other public disclosure.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: August 20, 2019	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary

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